                                                                    EXHIBIT 99.2


                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned President and Chief Executive Officer of WCI Steel, Inc. (the "Company") hereby certifies that the Report on Form 10-Q of the Company for the three months ended January 31, 2003, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: March 17, 2003


                                            /S/ EDWARD R. CAINE
                                            -------------------
                                            Name: Edward R. Caine
                                            Title: President and Chief Executive
                                                   Officer